UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2009

CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Haven Avenue, Ontario, California	91764
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 18, 2009, the Board of Directors of CVB Financial Corp. (the “Company”) amended Sections 5.4 and 6.2 of the Company’s 2008 Equity Incentive Plan (the “Plan”) to permit the Administrator of the Plan to accelerate the vesting of stock options and to reduce the period of restriction on restricted stock to less than 3 years in the event the continuous service of an employee or consultant terminates due to retirement. A copy of the amendment to the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1	Amendment No. 2 to CVB Financial Corp. 2008 Equity Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 23, 2009	CVB FINANCIAL CORP. (Registrant)
	By:	/s/ Edward J. Biebrich, Jr.
		Name:	Edward J. Biebrich, Jr.
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to CVB Financial Corp. 2008 Equity Incentive Plan.